SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Deutsche Ultra-Short Duration Fund

Effective August 1, 2016, Deutsche Ultra-Short Duration Fund has changed its name to Deutsche Fixed Income Opportunities Fund and is no longer offered by this Prospectus, dated February 1, 2016, as supplemented, or this Statement of Additional Information, dated February 1, 2016, as supplemented. All references to Deutsche Ultra-Short Duration Fund are hereby removed from this Prospectus and Statement of Additional Information.

Deutsche Fixed Income Opportunities Fund is offered in a separate Prospectus and Statement of Additional Information, each dated August 1, 2016. For a copy of the fund’s current Prospectus or Statement of Additional Information, please contact Deutsche Asset Management by e-mailing a request to service@db.com, calling (800) 728-3337 or asking your financial advisor.

Please Retain This Supplement for Future Reference

August 1, 2016
PRO_SAISTKR-273